================================================================================

                               Purchase Agreement



                               ABN AMRO Bank N.V.

                                      and

                            U.S. Trade Funding Corp.



                        dated as of _____________, 1996


================================================================================


                               TABLE OF CONTENTS

ARTICLE I         DEFINITIONS.................................................1

   Section 1.01.    Definitions...............................................1


ARTICLE II        PURCHASE AND CONVEYANCE OF LOAN NOTES.......................2


ARTICLE III       REPRESENTATIONS AND WARRANTIES..............................3

   Section 3.01.    Representations and Warranties of the Bank................3
   Section 3.02.    Representations and Warranties of the Company.............4


ARTICLE IV        OTHER MATTERS RELATING TO THE BANK..........................4

   Section 4.01.    Liability of the Bank.....................................4
   Section 4.02.    Merger or Consolidation of, or Assumption of the
                    Obligations of, the Bank..................................4
   Section 4.03.    Limitation on Liability of the Bank.......................5
   Section 4.04.    Notice to Borrowers.......................................5


ARTICLE V         CONDITIONS PRECEDENT........................................5

   Section 5.01.    Conditions to the Obligations of the Company..............5


ARTICLE VI        MISCELLANEOUS...............................................6

   Section 6.01.    Notices, etc..............................................6
   Section 6.02.    Successors and Assigns....................................7
   Section 6.03.    Severability Clause.......................................7
   Section 6.04.    Amendments................................................8
   Section 6.05.    Governing Law; Jurisdiction...............................8
   Section 6.06.    Counterparts..............................................8
   Section 6.07.    Bankruptcy Petition Against the Company...................8
   Section 6.08.    No Recourse...............................................8
   Section 6.09.    Effect of Headings........................................9
   Section 6.10.    No Waiver.................................................9

Exhibit A to the Purchase Agreement            SALE AND ASSIGNMENT AGREEMENT

Annex I to Assignment  DESCRIPTION OF TRANSFERRED PROPERTY AND PURCHASE
                       PRICE

     PURCHASE AGREEMENT dated as of ____________, 1996 (the "Agreement") between ABN AMRO Bank N.V., acting through its Chicago branch (together with its successors and assigns, the "Bank") and U.S. TRADE FUNDING CORP. (the "Company").

                                   WITNESSETH

     WHEREAS, the Bank will, from time to time, loan amounts to the Borrowers pursuant to Loan Agreements between each of the Borrowers and the Bank and such Loans are to be evidenced by certain promissory notes in the forms set forth in the related Loan Agreement (the "Loan Notes");

     WHEREAS, the Loan Notes are entitled to the benefits of the related Guarantee Agreements, (the "Eximbank Guarantee Agreements") between the Bank and the Export-Import Bank of the United States ("Eximbank");

     WHEREAS, the Company and LaSalle National Bank, as trustee (together with any successors thereto in such capacity, the "Trustee"), are or will be parties to Supplemental Trust Agreements incorporating therein the Standard Terms and Conditions of Trust Agreement dated as of ___________, 1996 (as the same may be amended from time to time, "Trust Agreements") pursuant to which the Company is entitled to issue, or cause the issuance, from time to time of certain securities (the "Securities");

     WHEREAS, the Company desires to purchase from time to time from the Bank, and the Bank desires to sell from time to time to the Company, the Loan Notes and all of the Bank's right, title and interest thereunder, including, without limitation, all of its right, title and interest under the Eximbank Guarantee Agreements to the extent related to the Loan Notes; and

     WHEREAS, the Company will finance its payment of the purchase price of the Loan Notes through the issuance from time to time of the Company's Securities (or Securities representing interests in a Trust formed by the Company) pursuant to the related Trust Agreement and will secure the Securities by assigning, inter alia, all of its right, title and interest with respect to the Loan Notes, the related Loan Agreement and the Eximbank Guarantee Agreements to the Trustee pursuant to the Trust Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions (a) For all purposes of this Agreement, capitalized terms not otherwise defined herein shall have the meanings specified in the Trust Agreement.

     (b) The following terms (except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this Agreement shall have the respective meanings hereinafter specified:

     "Assignment" shall have the meaning set forth in Section 5.01(c) hereof.

     "Borrower" shall mean each Borrower party to a Loan Agreement.

     "Documents" shall have the meaning specified in Section 4.03(b) hereof.

     "Payment Certificate" with respect to any Loan Notes, shall mean a payment certificate issued by Eximbank with respect to such Loan Notes.

     "Purchase Date" shall mean each date (which shall be a Business Day) on which the Bank sells and the Company purchases Transferred Property pursuant to this Agreement.

     "Purchase Price" shall have the meaning set forth in Section 2.01(a) hereof.

     "Transferred Property" shall have the meaning set forth in Section 2.01(a) hereof.

     The words "herein," "hereof," "hereby," "hereto," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular article, section, paragraph or other subdivision of this Agreement. Defined terms shall include the plural and the singular as the context shall require.

                                  ARTICLE II

                     PURCHASE AND CONVEYANCE OF LOAN NOTES

     Section 2.01. PURCHASE OF TRANSFERRED PROPERTY. (a) Subject to and upon the terms and conditions hereinafter set forth, from time to time, the Bank will sell, transfer, convey and assign to, or at the direction of, the Company, without recourse, except as provided in this Agreement, and the Company will purchase (but only as the Company shall agree as evidenced by its execution of a related Assignment), all of the Bank's right, title and interest in and under
(i) one or more Loan Notes specified by the Bank, (ii) all monies due or to become due with respect to such Loan Note or Loan Notes, and (iii) to the extent related to such Loan Note or Loan Notes, the rights under the related Loan Agreement or Loan Agreements, any security therefor, and one or more Eximbank Guarantee Agreements (collectively, the "Transferred Property") for a purchase price (the "Purchase Price") equal to the purchase price of such Loan Note or Loan Notes as set forth in the related Assignment. The Company acknowledges that transfers of the Transferred Property made by the Bank directly to the Trustee for the benefit of a Trust pursuant to a Transfer Agreement (as defined in Section 5.01(d) hereof) are authorized by the Company consistent with the Company's rights in the Transferred Property acquired hereunder.

     (b) The Purchase Price shall be satisfied by the payment of the same in U.S. Dollars and in immediately available funds to such office of the Bank as the Bank may designate from time to time.

     (c) The Bank will cause each such Loan Note to be transferred to the Trustee, as trustee under the related Trust Agreement for the benefit of the Holders, on behalf of the Company.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01. Representations and Warranties of the Bank. The Bank represents and warrants to the Company that:

          (a) The Bank has been duly organized and is validly existing and in good standing as a bank under the laws of its jurisdiction of organization, with full power and authority to own its properties and to transact the business in which it now engages.

          (b) The performance of its obligations under this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all requisite corporate action and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets or upon that of any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Bank or any of its subsidiaries is a party or by which the Bank or any of its subsidiaries is bound or to which any of their property or assets is subject, nor will such action result in any violation of the provisions of the Bank's organizational documents.

          (c) This Agreement has been, and on each Purchase Date, each Assignment will be, duly executed and delivered by the Bank and each constitutes (or will constitute on the relevant Purchase Date) a valid and legally binding obligation of the Bank, enforceable against the Bank in accordance with its terms, except as the enforceability thereof may be subject to (i) the effects of any applicable bankruptcy, insolvency, reorganization, receivership, conservatorship or other laws, regulations and administrative orders affecting the rights of creditors generally and
     (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

          (d) On each Purchase Date the Bank will be the owner of all right, title and interest in and to the Transferred Property to be conveyed to the Company on such Purchase Date and upon delivery of the corresponding Assignment and the relevant Loan Notes such ownership interest will be vested in the Company free and clear of all claims other than claims created by or arising through the Company.

     Section 3.02. Representations and Warranties of the Company. The Company represents and warrants to the Bank that:

          (a) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with full corporate power and authority to own its properties and to transact the business in which it now engages or in which it proposes to engage.

          (b) The purchases to be made by the Company of the Transferred Property pursuant to this Agreement and the consummation of the transactions herein contemplated will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under or, except as contemplated hereby or by the Trust Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body is required for the purchases from time to time by the Company of the Transferred Property hereunder.

          (c) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws nor or hereafter in effect relating to creditor's rights and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

                                  ARTICLE IV

                      OTHER MATTERS RELATING TO THE BANK

     Section 4.01. Liability of the Bank. The Bank shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Bank in such capacity herein.

     Section 4.02. Merger or Consolidation of, or Assumption of the Obligations of, the Bank. (a) Any corporation or other entity into which the Bank may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Bank shall be a party, or any Person succeeding to the business of the Bank shall be the successor of the Bank hereunder (without relieving the Bank of its responsibilities hereunder if it survives such merger, conversion or consolidation), without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that, upon the request of the Company, the successor to the Bank shall execute an assumption agreement providing for the assumption by the successor to the Bank of the rights and obligations of the Bank hereunder in a form reasonably satisfactory to the Company.

     (b) The obligations of the Bank hereunder shall not be assignable nor shall any Person succeed to the obligations of the Bank hereunder except in each case in accordance with the provisions of Section 4.02(a) hereof.

     Section 4.03. Limitation on Liability of the Bank. (a) Neither the Bank nor any of the directors or officers or employees or agents of the Bank in its capacity hereunder shall be under any liability to the Company, the Trustee, the Holders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Bank pursuant to this Agreement whether arising from express or implied duties under this Agreement, provided that this provision shall not protect the Bank or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Bank and any director or officer or employee or agent of the Bank may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     (b) The Bank shall not be responsible to the Company, the Trustee, the Liquidity Provider, any Holder or any other Person for the execution (by any party other than the Bank), effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any Loan Note, any Loan Agreement, any Eximbank Guarantee Agreement or any of the agreements, documents or instruments referred to therein (collectively, the "Documents") or for any representation, warranty, recital or statement made (by any party other than the Bank) therein or in any written or oral statement or in any financial or other statement, instrument, report, certificate or any other document made or furnished or made available by the Bank to the Company, the Trustee, the Liquidity Provider, any Holder or any other Person or by or on behalf of the Borrower, Eximbank or any other Person obligated under the Documents to the Bank, the Company, the Trustee, the Liquidity Provider, any Holder or any other Person in connection with the Documents and the transactions contemplated thereby.

     Section 4.04. Notice to Borrowers. On or prior to each Purchase Date, the Bank shall give written notice of the transfer of the Transferred Property to each Borrower who has issued any Loan Note included in the Transferred Property.

                                   ARTICLE V

                              CONDITIONS PRECEDENT

     Section 5.01. Conditions to the Obligations of the Company. The obligations of the Company to purchase Transferred Property hereunder on any Purchase Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of the Bank contained in
     Section 3.01 hereof shall be true and correct on the relevant Purchase Date and the Bank shall be in compliance in all material respects with all of its obligations hereunder.

          (b) The Company shall have issued or caused to be issued Securities on such Purchase Date in an aggregate principal amount satisfactory to the Company in order to effect the purchase of the Transferred Property.

          (c) The Bank shall have executed and delivered to the Company the Sale and Assignment Agreement with respect to the Transferred Property in substantially the form of Exhibit A hereto (each an "Assignment") together with the original Loan Notes duly endorsed to the Trustee, as trustee under the Trust Agreement for the benefit of the Holders.

          (d) The Bank shall have executed and delivered (and the Company hereby directs such execution and delivery) to the Trustee, a Transfer Agreement in the form attached to the related Loan Agreement (a "Transfer Agreement") in order to effect the transfer of the Transferred Property to the related Trust.

          (e) Written notice of the transfer of the Transferred Property shall have been given to each applicable Borrower by the Bank in accordance with
     Section 4.04 hereof.

                                  ARTICLE VI

                                 MISCELLANEOUS

     Section 6.01. Notices, etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by telecopier or prepaid telegram (with messenger delivery specified in the case of a telegram) and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section
6.01. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or at such other address as may be designated from time to time by a party listed below to the others as its address for such purpose), or to their respective telecopier numbers indicated below, and in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

          If to the Bank:

          ABN AMRO Bank N.V.
          Chicago Branch
          135 S. LaSalle St., Chicago, IL  60603
          Attention:  Structured Trade Finance
          Telecopy No.: 312-904-7399
          Telephone No.: 312-904-7347

          If to the Company:

          U.S. Trade Funding Corp.
          Two Wall Street
          New York, New York  10005
          Attention:  Andrew L. Stidd, President
          Telecopy No.: (212) 346-9012
          Telephone No.: (212) 346-9000

          with a copy to the Servicer.

     Section 6.02. Successors and Assigns. This Agreement shall be binding upon the Bank and the Company and their respective successors and assigns and shall inure to the benefit of the Bank and the Company and their respective successors and assigns; provided, however, that the Company shall not transfer or assign any or all of its rights and obligations hereunder without the prior written consent of the Bank. Notwithstanding the foregoing, as is provided above, the Bank acknowledges that the Company shall assign all of its rights with respect to the Loan Notes and related Loan Agreements purchased from time to time by the Company pursuant to this Agreement (including, without limitation, its right under the Eximbank Guarantee Agreement with respect thereto) to the Trustee pursuant to the Trust Agreement as security for the payment of the Securities and the Company's obligations under the Trust Agreement with respect to the Securities, and Bank hereby consents to such assignment. Nothing in this Agreement is intended or shall be construed to give any Person other than the Persons mentioned in the first two sentences of this Section 6.02, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, except Section 4.03 of this Agreement shall inure to the benefit of the directors, officers, employees and agents of the Bank and its successors and assigns.

     Section 6.03. Severability Clause. To the extent permitted by applicable law, any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.04. Amendments. This Agreement and the rights and obligations of the parties hereunder may not be changed orally but only by an instrument in writing signed by the Bank, the Company and the Trustee.

     Section 6.05. Governing Law; Jurisdiction. (a) THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

       (b) The Company and the Bank each hereby irrevocably agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated thereby, may be instituted by the other party hereto in the Courts of the State of Illinois or the Federal Courts sitting in the Northern District of Illinois. The Company and the Bank each hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have now or hereafter to the laying of the venue or any objection based on forum non conveniens, or based on the grounds of jurisdiction with respect to any such legal suit, action or proceeding and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.

     Section 6.06. Counterparts. This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

     Section 6.07. Bankruptcy Petition Against the Company. The Bank covenants that prior to the date which is one year and one day after the payment in full of all Securities issued by the Company under the Trust Agreement, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or State bankruptcy or similar law.

     Section 6.08. No Recourse. (a) The obligations of the Company under this Agreement are solely the corporate obligations of the Company. No recourse shall be had for the payment of any amount owing hereunder or under any agreement related hereto against any stockholder, employee, affiliate, officer, director or incorporator of the Company. It is understood and agreed that the Bank shall not be liable for any losses suffered by the Company or the purchasers of the Securities in respect of the Transferred Property .

       (b) The Bank hereby agrees that, notwithstanding any provision of this Agreement, at any time any Security is outstanding and no Insolvency Event, as defined below, has occurred and is continuing, (i) the Company shall not make any payment to the Bank, (ii) the Company shall have no duty, liability or obligation to make any payment to the Bank, (iii) no payment shall be due from the Company and (iv) the Bank shall have no right to enforce any claim against the Company in respect of any payment, in each case unless and to the extent (x) that the making of such payment by the Company would not render the Company insolvent and (y) the Company has funds available to make such payment. The term "Insolvency Event" shall mean the entry against the Company of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for period of 60 consecutive days, or the consent by the Company to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or the filing by the Company of a petition to take advantage of any applicable insolvency or reorganization statute.

     Section 6.09. Effect of Headings. The Article and Section Headings herein are for convenience only and shall not affect construction hereof.

     Section 6.10. No Waiver. No failure or delay on the part of the Bank to exercise any right, power or privilege under this Agreement and no course of dealing between the Company and the Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any right, power or privilege. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Purchase Agreement to be duly executed and delivered as of the date first above written.


                                       ABN AMRO Bank N.V., acting through its
                                         Chicago branch


                                       By
                                         ------------------------------------
                                       Name
                                           ----------------------------------
                                       Title
                                            ---------------------------------


                                       By
                                         ------------------------------------
                                       Name
                                           ----------------------------------
                                       Title
                                            ---------------------------------


                                       U.S. TRADE FUNDING CORP.


                                       By
                                         ------------------------------------
                                       Name
                                           ----------------------------------
                                       Title
                                            ---------------------------------
ACKNOWLEDGED:

LASALLE NATIONAL BANK, as Trustee


By
  ---------------------------
Name
    -------------------------
Title
     ------------------------

                                                                  EXHIBIT A


                         SALE AND ASSIGNMENT AGREEMENT

     SALE AND ASSIGNMENT NO. 1 OF TRANSFERRED PROPERTY, (this "Assignment") dated as of __________, 1996, between U.S. TRADE FUNDING CORP. (the "Company") and ABN AMRO BANK N.V., acting through its Chicago branch (the "Bank"), pursuant to Section 5.01(c) of the Purchase Agreement referred to below.

                                  WITNESSETH:

     WHEREAS, the Company and the Bank are parties to the Purchase Agreement, dated as of ____________, 1996 (hereinafter as such agreement may from time to time be amended, supplemented or otherwise modified, the "Purchase Agreement");

     WHEREAS, pursuant to the Purchase Agreement, the Bank may agree from time to time to sell, transfer, convey and assign to the Company, without recourse, all of the Bank's right, title and interest in and under (i) one or more Loan Notes (as defined in the Purchase Agreement) specified by the Bank herein, (ii) all monies due or to become due with respect to such Loan Note or Loan Notes, and (iii) to the extent related to such Loan Note or Loan Notes, the rights under the related Loan Agreement or Loan Agreements and one or more Eximbank Guarantee Agreements (as defined in the Purchase Agreement, the "Transferred Property"); and

     WHEREAS, the Company agrees to purchase the Transferred Property specified herein, subject to the terms and conditions specified in the Purchase Agreement;

     NOW, THEREFORE, the Company and the Bank hereby agree as follows:

      1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement, unless otherwise defined herein.

      2. Conveyance of Transferred Property. The Bank hereby sells, transfers, assigns, sets over and otherwise conveys to, or upon the order of, the Company, without recourse, all of its right, title and interest in, to and under the Transferred Property identified in Annex I hereto at the Purchase Price set forth in Annex I hereto. The Company acknowledges that such transfer is being made by the Bank directly to the Trustee for the benefit of the U.S. Trade Trust Series 1996-A pursuant to the Transfer Agreement, dated as of even date herewith and is authorized by the Company as contemplated in Section 2.01 of the Purchase Agreement.

      3. Acceptance by Company. Subject to the satisfaction of the condition set forth in Section 4 of this Assignment, the Company hereby acknowledges the transfer of the Transferred Property by the Bank directly to the Trust upon the order of the Company pursuant to Section 2 of this Assignment and acknowledges receipt of the Certificates authenticated by the Trustee in consideration thereof.

     4. Representations and Warranties of the Bank. The Bank hereby confirms that the representations and warranties made by the Bank in Section 3.01 of the Purchase Agreement shall be true and correct as of the date of this Assignment.

     5. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     In Witness Whereof, the undersigned have caused this Assignment to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.


                                            U.S. Trade Funding Corp.


                                            By
                                              ----------------------------------
                                              Name
                                                  ------------------------------
                                              Title
                                                   -----------------------------


                                            ABN AMRO Bank N.V., acting through
                                            its Chicago Branch


                                            By
                                              ----------------------------------
                                              Name
                                                  ------------------------------
                                              Title
                                                   -----------------------------


                                            By
                                              ----------------------------------
                                              Name
                                                  ------------------------------
                                              Title
                                                   -----------------------------

                             Annex I to Assignment
             Description of Transferred Property and Purchase Price

Loan

  Aggregate Principal Amount:  $106,678,418
  Lender:  ABN AMRO Bank N.V.
  Borrower:  YA96A Limited

Loan Notes

  Note issued by Borrower to Lender ____________, 1996 in principal amount of $____________
  #1

  Note issued by Borrower to Lender ____________, 1996 in principal amount of $____________


Loan Documents

  Tranche A Loan Agreement, dated ____________, 1996 by and among YA96A Limited, as Borrower, ABN AMRO Bank N.V., as Facility Agent and the Lender named therein.

  Guarantee Agreement, dated ____________, 1996 between Export Import Bank of the United States and ABN AMRO Bank N.V.

  Loan Notes (described above)

  Liquidity Facility

  Mortgage Agreement, dated _____________, 1996 between the Borrower and Wilmington Trust Company, as security trustee.

Purchase Price

$106,678,418

                                      A-3